Exhibit 10.2

Corporate & Institutional Banking

Level 28, 500 Bourke Street

Melbourne VIC 3000

AUSTRALIA

7  August 2020

The  Directors

Reading Entertainment Australia Pty Ltd (ACN [Redacted]) (Company and/or you)

98 York Street

South Melbourne VIC 3205

Copy to:

Each entity listed in Schedule 1 (each, a Guarantor and together with the Company, the Transaction Parties)

Dear Directors,

AMENDMENT LETTER

We refer to the “Corporate Markets Loan & Bank Guarantee Facility Agreement” originally dated 24 June 2011 between, among others, National Australia Bank Limited ABN [Redacted] (Bank and/or we) and you (as amended and/or restated from time to time, including on 27 March 2019) (Agreement).

Terms defined in the Agreement have the same meanings in this letter.

1	The Company, each Guarantor and the Bank agree that the Agreement is amended as set out in Schedule 2 (“Amendments”).
2	The amendments set out in paragraph 1 of this letter take effect upon the Bank receiving the following conditions precedent, each in form and substance acceptable to the Bank:

(a)	a PDF copy of this letter duly executed by each Transaction Party within 5 Business Days of the date of this letter; and

(b)	payment by the Company of a non-refundable restructure fee in the amount of A$60,000 within the period specified in paragraph (a) above.

This letter remains available for acceptance until the end of the period in (a) above, after which time it will lapse. The Company must provide to the Bank an original of this letter duly executed by each Transaction Party by no later than 31 August 2020.

3

Each Transaction Party confirms that the representations and warranties in clause 8 of the Agreement continue to be correct and are not misleading, subject to the limitation that the parties recognise that the COVID-19 Pandemic has had, and continues to have, a material adverse effect on the financial performance and position of the Transaction Parties. Such effects of the COVID- 19 Pandemic on the Transaction Parties shall not of themselves be deemed to be a Material Adverse Effect.

The parties further acknowledge and agree that the COVID-19 Pandemic has materially disrupted the cash flow of those Transaction Parties in the cinema exhibition business, resulting in the need for such Transaction Parties to defer or to obtain the abatement of the payment of certain obligations (including rent) and in certain cases to temporarily close cinemas, and that such disruption  in  cash  flow,  deferrals,  abatements  and  closures  do  not  of  themselves  constitute

Insolvency Events, so long as the Borrower has the resources to pay such debts as and when they become due.

4	Except as expressly provided otherwise in this letter, the Bank reserves its rights in relation to any breach of the Transaction Documents.

5	Each Transaction Party acknowledges incurring obligations and giving rights under this letter for valuable consideration received from the Bank.

6	The Company, each Guarantor and the Bank agree that the Agreement, as amended by this letter, and each of the other Transaction Documents remain in full force and effect.

7

Except to the extent expressly set out in this letter, nothing in this letter or otherwise operates as a waiver of any obligation of a Transaction Party, nor shall anything prevent any further or other exercise, or the exercise, of any right or remedy of the Bank.

8

The parties acknowledge and agree that this letter is a "Transaction Document" for the purposes of the Agreement. The parties also acknowledge that the Banking Code of Practice does not apply to the Transaction Documents and the transactions under them as they are not a 'small business' as defined therein. By entering into this letter,  the parties accept and agree to the terms set out above.

9	If there is a conflict between the Agreement and this letter, the terms of this letter prevail.

10	This letter:

(a)	may consist of a number of copies, each signed by one or more parties to this letter. If so, the signed copies are treated as making up the one letter; and

(b)	will be governed by and construed in accordance with the laws in force in Victoria and each party submits to the non-exclusive jurisdiction of the courts of Victoria.

Please do not hesitate to contact Jonathan Kerr on [Redacted] if you have any queries in relation to this letter.

Yours faithfully

Signed by or on behalf of National Australia Bank Limited

Michael Povey

Director, NAB Corporate

SCHEDULE 1 – GUARANTORS

Guarantor	Notice details
Reading Entertainment Australia Pty Ltd

98 York Street

South Melbourne VIC 3205 Attention: Managing Director AND TO:

Reading International Inc.

5995 Sepulveda Blvd, Suite 300 Culver City, California 90230 United States of America

Attention: Chief Financial Officer

Australia Country Cinemas Pty Ltd	As above
Australian Equipment Supply Pty Ltd	As above
Burwood Developments Pty Ltd	As above
Epping Cinemas Pty Ltd	As above
Hotel Newmarket Pty Ltd	As above
Newmarket Properties Pty Ltd	As above
Newmarket Properties No. 2 Pty Ltd	As above
Newmarket Properties #3 Pty Ltd	As above
Reading Auburn Pty Ltd	As above
Reading Australia Leasing (E&R) Pty Ltd	As above
Reading Belmont Pty Ltd	As above
Reading Bundaberg 2012 Pty Ltd	As above
Reading Charlestown Pty Ltd	As above
Reading Cinemas Pty Ltd	As above
Reading Cinemas Management Pty Ltd	As above
Reading Colac Pty Ltd	As above
Reading Dandenong Pty Ltd	As above
Reading Elizabeth Pty Ltd	As above
Reading Exhibition Pty Ltd	As above
Reading Licences Pty Ltd	As above
Reading Maitland Pty Ltd	As above
Reading Melton Pty Ltd	As above
Reading Properties Pty Ltd	As above
Reading Properties Indooroopilly Pty Ltd as trustee for the Landplan Property Partners Discretionary Trust	As above
Reading Properties Taringa Pty Ltd as trustee for the Reading Property Partners No. 1 Discretionary Trust	As above
Reading Property Holdings Pty Ltd	As above
Reading Rouse Hill Pty Ltd	As above
Reading Sunbury Pty Limited	As above
Rhodes Peninsula Cinema Pty Limited	As above
Westlakes Cinema Pty Ltd	As above
A.C.N. 143 633 096 Pty Ltd	As above
Reading Cannon Park Pty Ltd	As above

SCHEDULE 2 – AMENDMENTS

The Agreement is amended in the following manner:

o	Clause 1.1 (“Definitions”) is amended by including the following new definition immediately before the definition of “Accounting Standards”:

AASB 16 means Accounting Standard AASB 16, issued by the Australian Accounting Standards Board under section 334 of the Corporations Act.

o	The definition of “Fixed Charges Cover Ratio” in clause 1.1 (“Definitions”) is deleted in its entirety and replaced with:

Fixed Charges Cover Ratio means:

(c)	at any date (other than 31 December 2020, 31 March 2021 and 30 June 2021), the ratio of:

(i)	the aggregate amount of:

(A)	Adjusted EBITDA in respect of the 12 month period ending on that date; and

(B)	Total Lease Payments in respect of the 12 month period ending on that date,

to

(ii)	the aggregate amount of:

(A)

Gross Interest Expense paid or payable by the Reading Entertainment Australia Group (whether payable in respect of the Facilities or otherwise) in respect of the 12 month period ending on that date; and

(B)	Total Lease Payments in respect of the 12 month period ending on that date;

(d)	at 31 December 2020, 31 March 2021 or 30 June 2021, the ratio of:

(i)	the aggregate amount of:

(A)	Adjusted EBITDA in respect of the 3 month period ending on that date; and

(B)	Total Lease Payments in respect of the 3 month period ending on that date,

to

(ii)	the aggregate amount of:

(A)

Gross Interest Expense paid or payable by the Reading Entertainment Australia Group (whether payable in respect of the Facilities or otherwise) in respect of the 3 month period ending on that date; and

(B)	Total Lease Payments in respect of the 3 month period ending on that date.

o	the definition of “Margin” in clause 1.1 (“Definitions”) is deleted in its entirety and replaced with:

Margin means in relation to a Pricing Period for an Advance:

(a)	1.75% per annum for each Pricing Period which commences during the Relevant Period; and

(b)

for all other Pricing Periods, where the Leverage Ratio as shown in the Annual or Interim Compliance Certificate most recently delivered to the Bank (subject to clause 10.6(e)) on or before the first day of the relevant Pricing Period is:

(i)	greater than 3.0 times, 1.30% per annum;

(ii)	greater than 2.5 times but less than or equal to 3.0 times, 1.15% per annum;

(iii)	greater than 2.0 times but less than or equal to 2.5 times, 1.00% per annum: and

(iv)	less than or equal to 2.0 times, 0.85% per annum.

o	Clause 1.1 (“Definitions”) is amended by including the following new definition immediately before the definition of “Relevant Jurisdiction”:

Relevant Date means the date on which the Bank receives the Interim Compliance Certificate for the Quarter ending on 30 September 2021 in accordance with clause 9.4(c) (“Other information”).

o	Clause 1.1 (“Definitions”) is amended by including the following new definition immediately after the definition of “Relevant Jurisdiction”:

Relevant Period means the period from (and including) 31 August 2020 to (and including) the Relevant Date.

o	A new clause 9.3A is added as follows:

9.3AAdjustments for AASB 16

(a)	The parties acknowledge that:
(i)	AASB 16 took effect on and from 1 January 2019, which changed or eliminated the distinction between operating leases and finance leases; and

(ii)	the parties are continuing to assess the potential effect of AASB 16 on the calculation of the financial ratios referred to in clause 9.7 (“Financial ratios”) and the related definitions.

(b)	For each Calculation Date occurring on or prior to 31 December 2021:
(i)	the financial ratios referred to in clause 9.7 (“Financial ratios”) and the related definitions will be calculated ignoring any changes following AASB 16 taking effect on 1 January 2019; and

(ii)

the Company must provide with its Financial Statements and other financial information any reconciliation statements (audited, where applicable) necessary to enable the financial ratios in clause 9.7 (“Financial ratios”) and the related definitions to be calculated in accordance with paragraph (i).

(c)

If, in the reasonable opinion of the Borrower or the Bank, at any time after 31 December 2021, taking into account the AASB 16 changes when calculating the financial  ratios referred to in clause 9.7 (“Financial ratios”) and the related definitions would materially alter the effect of, or the calculation of, those financial ratios or related definitions, the Borrower and the Bank will negotiate in good faith to amend the relevant undertakings and definitions so that they have an effect comparable to that as if the AASB 16 changes did not apply.

o

Clause 9.4(e) (“Other information”) is amended by deleting the words “within 30 days of the end of every 36 month period from the date of this document” and replacing them with “by 31 July 2021 and every 36 months thereafter”.

o	Clause 9.5(f) (“Other financial undertakings”) is deleted in its entirety and replaced with:

(f)	Distributions: it must not make any Distribution except:
(i)	at any time on or prior to the Relevant Date, with the Bank’s prior written consent; and

(ii)	at any time after the Relevant Date, if:

(A)	no Event of Default subsists; and

(B)	such Distribution will not cause an Event of Default;

o	Clause 9.5(k) (“Other financial undertakings”) is deleted in its entirety and replaced with:

(k)	Management Fees: no Management Fees are paid except:

(i)	at any time on or prior to the Relevant Date, with the Bank’s prior written consent; and

(ii)	at any time after the Relevant Date, if no Event of Default subsists.

o	Clause 9.7(a)(i) (“Financial ratios”) is deleted in its entirety and replaced with:

(i)	Fixed Charges Cover Ratio:

(A)

at 31 December 2020, 31 March 2021 and 30 June 2021, the Fixed Charges Cover Ratio for the Calculation Period ending on that date is not less than 1.25 times (provided that, for the purposes of this sub-paragraph (B) only, “Calculation Period” shall be the period of three (3) months ending on that date); and

(B)

at each other Calculation Date (other than 30 June 2020 and 30 September 2020 (without prejudice to the Borrower’s obligation under clause 9.4(c) in respect of those dates)), the Fixed Charges Cover Ratio for the Calculation Period ending on that date is not less than

2.00 times;

o	Clause 9.7(a)(ii) (“Financial ratios”) is deleted in its entirety and replaced with:

(ii)

Leverage Ratio: at each Calculation Date (other than 30 June 2020 to 30 June 2021 inclusive (without prejudice to the Borrower’s obligations under clause 9.4(b) and 9.4(c) in respect of those dates)), the Leverage Ratio for the Calculation Period ending on that date is less than or equal to 3.25 times;

Each Transaction Party accepts and agrees to the terms of this letter by signing below.

EXECUTED by READING

ENTERTAINMENT AUSTRALIA

PTY LTD ACN [Redacted] in

accordance with section 127(1) of the

Corporations Act 2001 (Cwlth) by

authority of its directors:

/s/ Ellen Cotter

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Signature of director

ELLEN COTTER

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Name of director (block letters)

/s/ Andrzej Matyczynski

---------------------------------------

Signature of director/company secretary*

*delete whichever is not applicable

ANDRZEJ MATYCZYNSKI

---------------------------------------

Name of director/company secretary* (block letters)

*delete whichever is not applicable

EXECUTED by each of

AUSTRALIA COUNTRY CINEMAS PTY LTD ACN [Redacted];

AUSTRALIAN EQUIPMENT SUPPLY PTY LTD ACN [Redacted];

BURWOOD DEVELOPMENTS PTY LTD ACN [Redacted];

EPPING CINEMAS PTY LTD ACN [Redacted];

HOTEL NEWMARKET PTY LTD ACN [Redacted];

NEWMARKET PROPERTIES PTY LTD ACN [Redacted];

NEWMARKET PROPERTIES NO. 2 PTY LTD ACN [Redacted];

NEWMARKET PROPERTIES #3 PTY LTD ACN [Redacted];

READING AUBURN PTY LTD ACN [Redacted];

READING AUSTRALIA LEASING (E&R) PTY LTD ACN [Redacted];

READING BELMONT PTY LTD ACN [Redacted];

READING BUNDABERG 2012 PTY LTD ACN [Redacted];

READING CHARLESTOWN PTY LTD ACN [Redacted];

READING CINEMAS PTY LTD ACN [Redacted];

READING CINEMAS MANAGEMENT PTY LTD ACN [Redacted];

READING COLAC PTY LTD ACN [Redacted];

READING DANDENONG PTY LTD ACN [Redacted];

READING ELIZABETH PTY LTD ACN [Redacted]; READING EXHIBITION PTY LTD ACN [Redacted]; READING LICENCES PTY LTD ACN [Redacted];

READING MAITLAND PTY LTD ACN [Redacted];

READING MELTON PTY LTD ACN [Redacted]; READING PROPERTIES PTY LTD [Redacted];

READING PROPERTIES INDOOROOPILLY PTY LTD ACN [Redacted]AS TRUSTEE FOR THE LANDPLAN PROPERTY PARTNERS DISCRETIONARY TRUST;

READING PROPERTIES TARINGA PTY LTD ACN [Redacted]AS TRUSTEE FOR THE READING PROPERTY PARTNERS NO. 1 DISCRETIONARY TRUST; READING PROPERTY HOLDINGS PTY LTD ACN [Redacted];

READING ROUSE HILL PTY LTD ACN [Redacted];

READING SUNBURY PTY LIMITED ACN [Redacted];

RHODES PENINSULA CINEMA PTY LIMITED ACN [Redacted];

WESTLAKES CINEMA PTY LTD ACN [Redacted];

A.C.N. 143 633 096 PTY LTD ACN [Redacted]; and READING CANNON PARK PTY LTD ACN [Redacted],

in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of each of its directors:

/s/ Ellen Cotter

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Signature of director

ELLEN COTTER

---------------------------------------

Name of director (block letters)

/s/ Andrzej Matyczynski

---------------------------------------

Signature of director/company secretary*

*delete whichever is not applicable

ANDRZEJ MATYCZYNSKI

---------------------------------------

Name of director/company secretary* (block letters)

*delete whichever is not applicable

Each person signing above certifies that his/her signature is to be treated as constituting a separate signing as director/company secretary (as specified) of each entity listed above respectively